                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                           FPL GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

          [LOGO]

                                FPL GROUP, INC.
                             700 UNIVERSE BOULEVARD
                                 P.O. BOX 14000
                         JUNO BEACH, FLORIDA 33408-0420
------------------------------------------------------------------------
------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 13, 1996

The Annual Meeting of Shareholders of FPL Group, Inc. will be held in Palm Beach Gardens, Florida at the PGA National Resort, 400 Avenue of the Champions, at 10:00 a.m. on Monday, May 13, 1996, to consider and act upon:

    -Election of directors

    -Ratification of the appointment of Deloitte & Touche LLP as auditors

    -Two shareholder proposals

    -Such other matters as may properly come before the meeting

The record date for shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof is March 4, 1996.

Admittance to the meeting will be limited to shareholders. Shareholders who plan to attend are requested to so indicate by marking the appropriate space on the enclosed proxy card. Shareholders whose shares are held in street name (the name of a broker, trust, bank or other nominee) should bring with them a proxy or letter from the street name holder confirming their beneficial ownership of shares.

PLEASE MARK, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY SO THAT YOUR SHARES CAN BE VOTED, REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE MEETING. IF YOU DO ATTEND, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

By order of the Board of Directors.

DENNIS P. COYLE

Secretary
March 25, 1996

                                FPL GROUP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 13, 1996
                                PROXY STATEMENT

ANNUAL MEETING

The Annual Meeting of Shareholders of FPL Group, Inc. ("FPL Group" or the "Corporation") will be held at 10:00 a.m. on Monday, May 13, 1996. The enclosed proxy card is solicited by the Board of Directors, and your execution and prompt return of the card is requested. Every shareholder, regardless of the number of shares held, should be represented at the Annual Meeting. Whether or not you expect to be present at the meeting, please mark, sign, and date the enclosed proxy card and return it in the enclosed envelope. Any shareholder giving a proxy may revoke it at any time before it is voted at the meeting by delivering to the Corporation written notice of revocation or a proxy bearing a later date, or by attending the meeting in person and casting a ballot. Votes cast in person or by proxy will be tabulated by the inspectors of election appointed by the Board of Directors.

The shares represented by your proxy will be voted in accordance with the specifications made on the proxy card. Unless otherwise directed, such shares will be voted:

    - For the election as directors of the nominees named in this proxy statement.

    - For the ratification of the appointment of Deloitte & Touche LLP as auditors.

    - Against the shareholder proposals included in this proxy statement.

    - In accordance with the best judgment of the persons acting under the proxy concerning other matters that are properly brought before the meeting and at any adjournment or postponement thereof.

Shareholders of record at the close of business on March 4, 1996, are entitled to notice of, and to vote at, the meeting. Each share of Common Stock, $.01 par value, of the Corporation is entitled to one vote. At the close of business on March 4, 1996, the Corporation had 184,512,535 shares of Common Stock outstanding and entitled to vote. The Corporation anticipates first sending this proxy statement and the enclosed proxy card to shareholders on or about March 25, 1996.

In determining the presence of a quorum at the Annual Meeting, abstentions are counted and broker non-votes are not counted. The current Florida Business Corporation Act provides that directors are elected by a plurality of the votes cast and all other matters are approved if the votes cast in favor of the action exceed the votes cast against the action (unless the matter is one for which the Act or the articles of incorporation require a greater vote). Therefore, under the Act, abstentions and broker non-votes have no legal effect on whether a matter is approved. However, FPL Group's Bylaws, which were adopted prior to the current Act and remain in effect, provide that any matter, including the election of directors, is to be approved by the affirmative vote of a majority of the total number of shares represented at the meeting and entitled to vote on such matter (unless the matter is one for which the Act or some other law or regulation, or FPL Group's Articles of Incorporation, Bylaws, or Board of Directors require a greater or different vote). Therefore, as to all matters to be voted on by shareholders at the Annual Meeting, abstentions have the same effect as a vote against a matter and broker non-votes have no legal effect.

ELECTION OF DIRECTORS

Listed below are the fourteen nominees for election as directors, their principal occupations, and certain other information regarding them. Unless otherwise noted, each director has held his present position continuously for five years or more and his employment history is uninterrupted. Directors serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified.

Unless you specify otherwise on the accompanying proxy, it will be voted for the election of the listed nominees. The affirmative vote of a majority of the total number of shares of Common Stock represented at the meeting and entitled to vote is required to elect each nominee.

     [PHOTO]        H.  JESSE  ARNELLE   Mr.  Arnelle, 62,  has  been a  senior  partner in  the San
                    Francisco  law  firm  of  Arnelle,  Hastie,  McGee,  Willis  &  Greene  and  its
                    predecessor  since 1985. He is a director of Armstrong World Industries, Eastman
                    Chemical Company,  Textron Corporation,  Union  Pacific Resources  Group,  Inc.,
                    Wells  Fargo Bank & Company, Wells Fargo  Bank, N.A., and WMX Technologies, Inc.
                    Mr. Arnelle is chairman of the Pennsylvania State University Board of  Trustees,
                    and  has also  served on the  boards of  Bay Area UNICEF,  San Francisco Foreign
                    Affairs Council, and the San Francisco Opera. Mr. Arnelle has been a director of
                    FPL Group since 1990.

     [PHOTO]        ROBERT M. BEALL, II  Mr. Beall,  52, is chairman and chief executive officer  of
                    Beall's, Inc., the parent company of Beall's Department Stores, Inc. and Beall's
                    Outlet  Stores, Inc., which operate retail  stores located primarily in Florida.
                    Mr. Beall is a director of  Enterprise Bank, Blue Cross/Blue Shield of  Florida,
                    and  the National  Retail Federation.  He is also  past chairman  of the Florida
                    Chamber of Commerce and a member of the  Florida Council of 100. Mr. Beall is  a trustee  of the University of  Florida Retail Center. He  has been a director of
                    FPL Group since 1989.

     [PHOTO]        DAVID BLUMBERG  Mr. Blumberg, 71, is chairman of American Ventures, Inc., a real estate development, acquisition, and management firm. Prior to his position with
                    American Ventures, Inc., he was chairman of Planned Development Company, Ltd., a real estate development firm. He is  a past chairman of the executive  committee of  the Board of Trustees of the University of Miami and a member of the Florida
                    Council of 100. Mr. Blumberg has been a director of FPL Group since 1973.

     [PHOTO]        JAMES L.  BROADHEAD   Mr.  Broadhead,  60,  is chairman,  president,  and  chief executive  officer of FPL Group. He is also chairman and chief executive officer of FPL  Group's  principal  subsidiary,  Florida  Power  &  Light  Company.  Mr.
                    Broadhead  is  a  former  president  of the  Telephone  Operating  Group  of GTE
                    Corporation and is also a former  president of St. Joe Minerals Corporation.  He is  a director of Barnett  Banks, Inc., Delta Air  Lines, Inc., and The Pittston
                    Company, and a  board fellow  of Cornell University.  Mr. Broadhead  has been  a director of FPL Group since 1989.

     [PHOTO]        J.  HYATT  BROWN   Mr. Brown,  58,  is chairman,  president and  chief executive officer of Poe &  Brown, Inc., an  insurance broker based  in Daytona Beach  and
                    Tampa.  He  is  a  director  of  SunTrust  Banks,  Inc.,  BellSouth Corporation,
                    Rock-Tenn Company, and the  International Speedway Corporation.  Mr. Brown is  a
                    former  member of the Florida House of  Representatives and served as Speaker of the House from 1978 to 1980.  He is a member and  past chairman of the Board  of
                    Trustees of Stetson University. Mr. Brown has been a director of FPL Group since
                    1989.

     [PHOTO]        LYNNE  V. CHENEY  Mrs.  Cheney, 54, is a  Distinguished Fellow with the American
                    Enterprise Institute, a Washington, DC-based organization sponsoring research on economics, foreign  and defense  policy, and  social and  political issues.  She joined  the Institute  in 1993  after seven  years as  chairman of  the National
                    Endowment for the  Humanities. Mrs. Cheney  has held a  variety of positions  in journalism  and  higher education  and is  an  author, lecturer,  and television commentator. She also serves on the  boards of Lockheed Martin Corporation,  IDS
                    Mutual  Fund Group,  Union Pacific  Resources Group,  Inc., and  Reader's Digest
                    Association. Mrs. Cheney became a director of FPL Group in September 1995.

     [PHOTO]        ARMANDO M. CODINA  Mr. Codina, 49,  is the chairman and chief executive  officer of Codina Group, Inc., a real estate development company, based in Coral Gables,
                    Florida.  He  has served  in  that capacity  with  Codina Group,  Inc.,  and its predecessors since 1979. He is a  director of American Bankers Insurance  Group,
                    Inc.,  AMR, Inc., BellSouth Corporation, and  Winn-Dixie Stores, Inc. Mr. Codina
                    has been a director of FPL Group since 1994.

     [PHOTO]        MARSHALL M. CRISER  Mr. Criser, 67, is chairman of the Jacksonville law firm  of
                    Mahoney  Adams &  Criser, P.A.  He was formerly  president of  the University of
                    Florida. Mr. Criser is a director of Barnett Banks, Inc., BellSouth Corporation,
                    CSR America, Inc., Flagler  System, Inc., and Perini  Corporation. He is a  past chairman  of the Florida Board  of Regents, a past  president of the Florida Bar and a  past chairman  of the  Florida  Council of  100. Mr.  Criser has  been  a director of FPL Group since 1989.

     [PHOTO]        B.F.  DOLAN  Mr.  Dolan, 68, retired in  1992 as chairman, and  in 1991 as chief executive officer, of  Textron, Inc.,  a diversified company  with interests  in aerospace,  technology  and financial  services.  Mr. Dolan  was  co-founder and president of E-Z-Go Car Corporation until it was acquired by Textron in 1960. He is a  director of  First Union  Corporation, Polaris  Industries, Inc.,  Ruddick
                    Corporation,  and Textron, Inc., and a member of the Cannon Research Development
                    Board. Mr. Dolan has been a director of FPL Group since 1992.

     [PHOTO]        WILLARD D. DOVER  Mr.  Dover, 65, has been a  member of the Fort Lauderdale  law firm of Fleming, O'Bryan & Fleming, P.A. since 1958. He is a director and former chairman  of the Florida Council of 100 and  is a trustee and former chairman of the Florida Council of Economic Education. He has previously served as a trustee of the Nova University  Law Center and  Florida Atlantic University  Foundation,
                    Inc.,  and  as  chairman  of  the  Florida  Atlantic  Research  and  Development
                    Authority. He is a  director of Barnett  Bank of Broward  County. Mr. Dover  has been a director of FPL Group since 1989.

     [PHOTO]        PAUL  J. EVANSON   Mr. Evanson,  54, became  president of Florida  Power & Light
                    Company and a director of FPL Group in January 1995, after having served as vice president, finance, and  chief financial officer  of FPL Group  and senior  vice president, finance, and chief financial officer of Florida Power & Light Company since December 1992. Prior to that, he was president and chief operating officer of  Lynch Corporation, a diversified holding  company. Mr. Evanson is a director of Florida Power & Light Company, Lynch Corporation, and Southern Energy  Homes,
                    Inc.

     [PHOTO]        DREW  LEWIS   Mr. Lewis, 64,  is chairman  and chief executive  officer of Union
                    Pacific Corporation, a transportation and  natural resources company. He  served as  U. S.  Secretary of Transportation  from 1981 to  1983. He is  a director of
                    American Express Company,  American Telephone  & Telegraph  Company, Ford  Motor
                    Company, Gannett Co., Inc., and Union Pacific Resources Group, Inc. Mr. Lewis is
                    a   former  chairman   and  chief  executive   officer  of   Warner  Amex  Cable
                    Communications, Inc.,  and a  former chairman  of The  Business Roundtable.  Mr.
                    Lewis has been a director of FPL Group since 1992.

     [PHOTO]        FREDERIC  V. MALEK  Mr. Malek, 59, has been chairman of Thayer Capital Partners, a merchant  bank, since  March 1993.  He is  also co-chairman  of CB  Commercial
                    Group,  a commercial real estate group. Mr. Malek was formerly the president and vice chairman, successively, of Northwest Airlines, Inc., and prior to that  was president  of Marriott  Hotels and  Resorts. He  served as  campaign manager for
                    Bush/Quayle '92. Mr.  Malek also  served in several  U.S. government  positions, including  deputy  director of  the Office  of  Management and  Budget. He  is a
                    director  of  American  Management  Systems,  Inc.,  Automatic  Data  Processing
                    Corporation,  Inc., Avis Inc., ICF Kaiser, Inc., Intrav, Inc., Manor Care, Inc.,
                    Northwest  Airlines,   Inc.,  National   Education  Corporation,   and   various
                    PaineWebber mutual funds. Mr. Malek has been a director of FPL Group since 1987.

     [PHOTO]        PAUL R. TREGURTHA  Mr. Tregurtha, 60, is chairman and chief executive officer of
                    Mormac  Marine Group, Inc.,  a maritime shipping company,  and chairman of Moran
                    Transportation Company,  a tug/barge  enterprise. He  is also  vice chairman  of
                    Interlake  Steamship Company. Mr. Tregurtha previously served as chairman, chief executive officer,  president and  chief operating  officer of  Moore  McCormack
                    Resources,  Inc., a  natural resources and  water transportation  company. He is also a  former vice  president  of Brown  &  Sharpe Manufacturing  Company.  Mr.
                    Tregurtha  is a  director of Teachers  Insurance and  Annuity Association, Fleet
                    Financial Group, and  Brown &  Sharpe Manufacturing Company.  Mr. Tregurtha  has
                    been a director of FPL Group since 1989.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES.

DIRECTOR MEETINGS AND COMMITTEES

The Board of Directors met eight times in 1995. Each director attended at least 75% of the Board meetings and meetings of the committees on which he or she served that were held during the time he or she was a director.

FPL Group's Audit Committee, currently comprised of Ms. Cheney and Messrs. Arnelle, Codina, Criser (Chairman), Dolan, and Dover, met four times in 1995. The Audit Committee has functional supervision over the internal audit staff, reviews the system of internal controls and the adequacy of the internal audit system, and receives reports on activities of the internal auditing department. It recommends to the Board the independent public accountants and reviews the scope and results of the audits performed by both the independent public accountants and the internal auditors. It is responsible for ensuring that the financial statements present fairly the financial condition of FPL Group.

The Compensation Committee, currently comprised of Messrs. Arnelle, Beall, Blumberg, Brown (Chairman), Dolan, Lewis, and Tregurtha, met four times in 1995. Its functions include reviewing and approving the executive compensation program for FPL Group and its subsidiaries; setting performance targets; assessing executive performance; making grants of salary, annual incentive compensation, and long-term incentive compensation; and approving certain employment agreements.

The Executive Committee, comprised of Messrs. Broadhead (Chairman), Blumberg, Brown, Criser, Dolan, and Tregurtha, met seven times in 1995. It also functions as the Nominating Committee. As such, it is responsible for identifying and evaluating potential nominees for election to the Board and recommends candidates for all directorships to be filled by the shareholders or the Board. The Committee will consider potential nominees recommended by any shareholder entitled to vote in elections of directors. Potential nominees must be submitted in writing to the Secretary, 700 Universe Boulevard, P.O. Box 14000, Juno Beach, Florida 33408-0420, and must be received not later than 90 days in advance of the Annual Meeting of Shareholders.

DIRECTOR COMPENSATION

Directors of FPL Group who are salaried employees of FPL Group or any of its subsidiaries do not receive any additional compensation for serving as a director or committee member. Non-employee directors of FPL Group receive an annual retainer of $27,000, and committee chairpersons receive an additional annual retainer of $3,000. A fee of $1,300 is paid to non-employee directors for each Board or committee meeting attended.

Non-employee directors retiring from the Board of FPL Group at or after age 65 with a minimum of five years of service receive an annual retirement benefit equal to the annual retainer being paid to active directors. The benefit is paid to the director or his or her surviving spouse for the greater of the director's life or the number of years he or she served as a director.

Non-employee directors are eligible for supplemental medical coverage and are covered by travel and accident insurance. Total premiums attributable to such directors amounted to $17,407 for 1995.

Prior to the election of Armando Codina to the Board of Directors, Florida Power & Light Company and another of the Corporation's subsidiaries engaged Codina Klein Realty, Inc., of which Mr. Codina is a principal shareholder, to assist them in the sale of an office building and adjoining parcel of land in downtown Miami, Florida. Upon consummation of the sale, Codina Klein Realty was paid a commission of $307,500.

Fleming, O'Bryan & Fleming, P.A., in which Willard D. Dover is a principal, performed legal services for Florida Power & Light Company during 1995 and will do so in 1996. The fees paid in 1995 were not material to FPL or the law firm.

COMMON STOCK OWNERSHIP OF MANAGEMENT AND OTHERS

FPL Group's directors, its executive officers, and the Trustee under its Employee Thrift Plans beneficially own shares of FPL Group Common Stock as follows:

                                                                                                                  NUMBER
     NAME                                                                                                      OF SHARES(A)
-----------------------------------------------------------------------------------------------------------  ----------------
    H. Jesse Arnelle.......................................................................................          2,435(b)
    Robert M. Beall, II....................................................................................          2,500
    David Blumberg.........................................................................................          3,000
    James L. Broadhead.....................................................................................        151,910(c)
    J. Hyatt Brown.........................................................................................         10,200(d)
    Lynne V. Cheney........................................................................................            425
    Armando M. Codina......................................................................................          3,422(b)
    Dennis P. Coyle........................................................................................         10,683
    Marshall M. Criser.....................................................................................          2,600(e)
    B.F. Dolan.............................................................................................          8,906
    Willard D. Dover.......................................................................................          1,000
    Paul J. Evanson........................................................................................          6,162
    Jerome H. Goldberg.....................................................................................         10,332
    Drew Lewis.............................................................................................          3,000
    Frederic V. Malek......................................................................................          1,000
    Paul R. Tregurtha......................................................................................          3,174(b)
    C.O. Woody.............................................................................................         21,289
    All directors and executive officers as a group........................................................        303,111(f)
    Fidelity Management Trust Company......................................................................     20,037,068(g)
    82 Devonshire Street
    Boston, Massachusetts 02109

------------------------

(a) Information is as of March 1, 1996, except for executive officers' holdings under Employee Thrift Plans which are as of December 31, 1995. Unless otherwise indicated, each person has sole voting and investment power.

(b) Includes 1,015, 1,423, and 174 share units for Messrs. Arnelle, Codina, and Tregurtha, respectively, under deferred compensation plans.

(c) Includes 96,800 shares of restricted stock as to which Mr. Broadhead has voting but not investment power.

(d) Includes 200 shares as to which Mr. Brown disclaims beneficial ownership.

(e) Includes 2,300 shares as to which Mr. Criser disclaims beneficial ownership.

(f) Less than 1% of the Common Stock outstanding.

(g) 10.9% of the Common Stock outstanding; held as Trustee under the Florida Power & Light Company Master Thrift Plans Trust. The Trustee disclaims beneficial ownership of such securities.

The Corporation's directors and executive officers are required to file initial reports of ownership and reports of changes of ownership of Common Stock with the Securities and Exchange Commission. Based upon a review of these filings and written representations from the directors and executive officers, all required filings were timely made in 1995 except that Dennis P. Coyle, as attorney-in-fact for J. Hyatt Brown, made a late filing of one statement of changes in beneficial ownership relating to two transactions; Michael W. Yackira, Vice President, Finance, reported on an annual statement of changes in beneficial ownership one transaction that should have been reported the previous month; and Stephen E. Frank, after he ceased being an officer and director of the Corporation, made a late filing of one report relating to one transaction.

COMPENSATION COMMITTEE REPORT

The Compensation Committee submits the following report for 1995:

FPL Group's executive compensation program is designed to align compensation with the Corporation's business strategy, its goals and values, and the return to its shareholders. The program is also designed to provide a competitive compensation package, both in terms of its components and overall, that will attract and retain key executives critical to the success of the Corporation.

In 1994, the Board of Directors adopted, and shareholders approved, an Annual Incentive Plan that is intended to prevent the loss of the federal income tax deductions available to the Corporation for the amount of any compensation in excess of $1,000,000 paid to the chief executive officer and the four other most highly-compensated officers. In accordance with that Annual Incentive Plan, the Committee structured the 1995 executive compensation program to qualify for deduction all compensation paid to these officers, and it intends to do likewise with the executive compensation programs for 1996 and future years as long as doing so is compatible with what the Committee considers to be a sound compensation program.

The Committee determines an executive's competitive total level of compensation based on information drawn from a variety of sources, including utility and general industry surveys, proxy statements, and industry consultants. The Corporation's "comparator group" consists of 12 electric utilities (all but one of which are included in the Dow Jones Electric Utilities Index), eight telecommunication companies, and six general industrial companies located in the Southeast. Emerging electric utility industry trends (i.e., deregulation and increasing competition) and the need to recruit from outside the industry are the principal reasons for including companies other than electric utilities in the comparator group.

There are three components to the Corporation's executive compensation program: base salary, annual incentive compensation, and long-term incentive compensation. In general, the three components are structured so that base salary represents 30% to 60% of an executive officer's total targeted compensation, annual incentive compensation represents 20% to 35% of such compensation, and long-term incentive compensation represents 20% to 40% of such compensation. The more senior the position, the greater the portion of compensation that is based on performance.

Base salaries are set by the Committee and are designed to be competitive with the comparator group companies described above. Generally, the Committee targets salary levels between the second and third quartiles of the comparator group, adjusted to reflect the individual's job experience and responsibilities. Increases in base salaries are based on the comparator group's practices, the Corporation's performance, the individual's performance, and increases in cost of living indices. The corporate performance measures used in determining adjustments to executive officers' base salaries are the same performance measures used to determine annual incentive compensation, weighted as discussed below in regard to the chief executive officer's compensation. James L. Broadhead's initial base salary under his current employment agreement was his base salary in effect when the agreement was signed in 1993; it is subject to annual review in accordance with the Corporation's normal practices. Base salaries are reviewed and adjusted annually.

Annual incentive compensation is based on the attainment of net income goals for the Corporation which are established by the Committee at the beginning of the year. The amounts earned on the basis of this performance measure are subject to reduction based on the degree of achievement of other corporate performance measures (and in the case of FPL, business unit performance measures), and in the discretion of the Committee. These other corporate performance measures, which for 1995 consisted of the financial and operating indicators discussed below in regard to the chief executive officer's compensation, and business unit performance measures were also established by the Committee at the beginning of the year. For 1995, the highest net income goal was met, and the average level of achievement of the other performance measures exceeded the targets. However, the amounts paid out for 1995 were less than the maximum amounts that could have been paid based on the attainment of the net income goals.

Long-term incentive compensation is based on the average level of achievement under the annual incentive plans over a four-year period. Targeted awards, in the form of performance shares granted under the Corporation's Long Term Incentive Plan, are made at the beginning of the period. Payouts are based on the degree of accomplishment of the goals and objectives embodied in the annual incentive plans included in the period. Since one of the goals of the performance share program is to link directly the financial interests of FPL Group's shareholders and senior management, the payout (except for cash for the payment of income taxes) is made in shares of Common Stock which the recipient is expected, absent extraordinary circumstances, to hold for the duration of his or her employment.

For 1995, Mr. Broadhead, FPL Group's chief executive officer, was paid $823,700 in base salary, $700,000 in annual incentive compensation, and $1,041,085 (consisting of 14,156 shares of Common Stock and $416,452 in cash) in long-term incentive compensation. The base salary reflects the Committee's assessment of Mr. Broadhead's overall performance and an analysis of the salaries of the chief executive officers in the comparator group.

Mr. Broadhead's annual incentive compensation for 1995 was based on the achievement of the Corporation's net income goals and the following performance measures for FPL (weighted 90%) and the non-utility businesses (weighted 10%) and upon certain qualitative factors. For FPL, the incentive performance measures were financial indicators (weighted 50%) and operating indicators (weighted 50%). The financial indicators were operations and maintenance costs, capital expenditure levels, book and regulatory return on equity, and net income. The operating indicators were customer satisfaction survey results, service reliability as measured by the frequency and duration of service interruptions, system performance as measured by availability factors for the fossil and nuclear power plants, unplanned trips of nuclear power plants, SALP ratings for nuclear power plants, full-time equivalent workforce, number of significant environmental violations, employee safety, load management installed capability, and conservation programs' annual installed capacity. For the non-utility businesses, the performance measures were total combined net income and the achievement of the operating plans of each of the businesses. The qualitative factors included continuing to implement a new financial policy and other measures to position the Corporation for greater competition and initiating other actions that significantly strengthen the Corporation and enhance shareholder value.

The long-term compensation payout to Mr. Broadhead was based on an average level of achievement of better than 100% of target with respect to the annual incentive plans for the four years ended December 31, 1995 (although the long-term payout was limited to 100% of target). Like 1995, the performance measures for 1992, 1993, and 1994 were based on predefined financial, operational, and strategic objectives.

Respectfully submitted,

J. Hyatt Brown, Chairman      B. F. Dolan
H. Jesse Arnelle              Drew Lewis
Robert M. Beall, II           Paul R. Tregurtha
David Blumberg

EXECUTIVE COMPENSATION

The following table sets forth compensation paid during the past three years to FPL Group's chief executive officer and the other four most highly-compensated persons who served as executive officers of FPL Group or Florida Power & Light Company ("FPL") at December 31, 1995.

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG-TERM
                                                                                          COMPENSATION
                                                                                          -----------
                                                             ANNUAL COMPENSATION            PAYOUTS
                                                     ------------------------------------------------

                                                                               OTHER
                                                                              ANNUAL         LTIP         ALL OTHER
NAME AND PRINCIPAL POSITION                 YEAR      SALARY      BONUS    COMPENSATION   PAYOUTS(A)   COMPENSATION(B)
----------------------------------------  ---------  ---------  ---------  -------------  -----------  ---------------
James L. Broadhead(c)...................    1995     $ 823,700  $ 700,000    $  33,343     $1,041,085     $  17,474
  Chairman & CEO                            1994       795,800    650,000        6,503       897,335         16,242
  of FPL Group & FPL                        1993       765,900    581,318        5,735       700,763         24,808

Paul J. Evanson.........................    1995       500,000    307,400        3,691       155,513         12,906
  President of FPL                          1994       300,000    150,000        3,740        80,025         11,740
                                            1993       280,000    129,360       18,878         -             10,662

Jerome H. Goldberg......................    1995       478,700    212,900       18,228       352,401          9,249
  President, Nuclear                        1994       462,500    212,461        8,059       190,059         14,817
  Division,                                 1993       445,100    204,468        9,702       148,432         16,532
  of FPL
Dennis P. Coyle.........................    1995       333,900    152,700        4,127       245,851         13,156
  General Counsel &                         1994       322,600    144,073        -           190,059         12,395
  Secretary                                 1993       310,500    134,078        -           148,432         16,668
  of FPL Group & FPL

C. O. Woody.............................    1995       283,300    133,400        3,234       207,350         15,539
  Sr. Vice President,                       1994       273,700    123,216        1,458       165,288         14,391
  Power Generation,                         1993       261,900    126,039          721       129,078         18,643
  of FPL

------------------------

(a) Payouts were made in cash (for payment of income taxes) and shares of Common Stock, valued at the closing price on the last business day preceding payout.

(b) Represents employer matching contributions of $6,808 to employee thrift plans for each individual and employer contributions for life insurance as follows: Mr. Broadhead $10,666, Mr. Evanson $6,098, Mr. Goldberg $2,441, Mr. Coyle $6,348, and Mr. Woody $8,731.

(c) At December 31, 1995, Mr. Broadhead held 96,800 shares of restricted Common Stock with a value of $4,489,100. These shares were awarded in 1991 for the purpose of financing Mr. Broadhead's supplemental retirement plan and will offset lump sum benefits that would otherwise be payable to him in cash upon retirement. See "Retirement Plans" herein. Dividends at normal rates are paid on restricted Common Stock.

STOCK OPTIONS

The following table sets forth information with respect to the only executive officer named in the Summary Compensation Table who held or exercised any stock options or stock appreciation rights during 1995.

                                                                                                                 VALUE OF
                                                                                                                UNEXERCISED
                                                                                     NUMBER OF SHARES           IN-THE-MONEY
                                                                                  UNDERLYING UNEXERCISED        OPTIONS/SARS
                                                     SHARES                      OPTIONS/SARS AT 12/31/95       AT 12/31/95
                                                   ACQUIRED ON     VALUE    ----------------------------------  -----------
NAME                                                EXERCISE     REALIZED     EXERCISABLE      UNEXERCISABLE    EXERCISABLE
------------------------------------------------  -------------  ---------  ---------------  -----------------  -----------
C. O. Woody.....................................        1,787    $  20,327           -0-               -0-           -$0-


NAME                                              UNEXERCISABLE
------------------------------------------------  -------------
C. O. Woody.....................................        -$0-

LONG TERM INCENTIVE PLAN AWARDS

In 1995, awards of performance shares under FPL Group's Long Term Incentive Plan were made to the executive officers named in the Summary Compensation Table as set forth in the following table.

                        LONG TERM INCENTIVE PLAN AWARDS

                                                                                                   ESTIMATED FUTURE PAYOUTS
                                                                                                            UNDER
                                                                                                    NON-STOCK PRICE-BASED
                                                                                                            PLANS
                                                                                                  --------------------------
                                                                                                       NUMBER OF SHARES
                                                                 NUMBER OF   PERFORMANCE PERIOD   --------------------------
NAME                                                              SHARES        UNTIL PAYOUT         THRESHOLD      TARGET
--------------------------------------------------------------  -----------  -------------------  ---------------  ---------
James L. Broadhead............................................      24,909     1/1/95 - 12/31/98         -            24,909
Paul J. Evanson...............................................       9,622     1/1/95 - 12/31/98         -             9,622
Jerome H. Goldberg............................................       7,896     1/1/95 - 12/31/98         -             7,896
Dennis P. Coyle...............................................       5,508     1/1/95 - 12/31/98         -             5,508
C. O. Woody...................................................       4,673     1/1/95 - 12/31/98         -             4,673


NAME                                                              MAXIMUM
--------------------------------------------------------------  -----------
James L. Broadhead............................................      39,854
Paul J. Evanson...............................................      15,395
Jerome H. Goldberg............................................      12,634
Dennis P. Coyle...............................................       8,813
C. O. Woody...................................................       7,477

The performance share awards shown above are payable at the end of the four-year performance period. The amount of the payout is determined by multiplying the participant's target number of shares by his average level of attainment, expressed as a percentage, which may not exceed 160%, of his targeted awards under the Annual Incentive Plans for each of the years encompassed by the award period. A description of the 1995 Annual Incentive Plan performance indicators is included in the Compensation Committee Report herein.

RETIREMENT PLANS

FPL Group maintains a non-contributory defined benefit pension plan and a supplemental executive retirement plan. The following table shows the estimated annual benefits, calculated on a straight-line annuity basis, payable upon retirement in 1995 at age 65 after the indicated years of service.

                               PENSION PLAN TABLE

                                                YEARS OF SERVICE
    ELIGIBLE AVERAGE       ----------------------------------------------------------
   ANNUAL COMPENSATION         10          20          30          40          50
-------------------------  ----------  ----------  ----------  ----------  ----------
      $     500,000        $   99,101  $  198,190  $  247,291  $  260,931  $  263,319
            600,000           119,101     238,190     297,291     313,431     315,819
            700,000           139,101     278,190     347,291     365,931     368,319
            800,000           159,101     318,190     397,291     418,431     420,819
            900,000           179,101     358,190     447,291     470,931     473,319
          1,000,000           199,101     398,190     497,291     523,431     525,819
          1,100,000           219,101     438,190     547,291     575,931     578,319
          1,200,000           239,101     478,190     597,291     628,431     630,819
          1,300,000           259,101     518,190     647,291     680,931     683,319
          1,400,000           279,101     558,190     697,291     733,431     735,819
          1,500,000           299,101     598,190     747,291     785,931     788,319
          1,600,000           319,101     638,190     797,291     838,431     840,819
          1,700,000           339,101     678,190     847,291     890,931     893,319
          1,800,000           359,101     718,190     897,291     943,431     945,819

The compensation covered by the plans includes annual salaries and bonuses of officers of FPL Group and annual salaries of officers of FPL, as shown in the Summary Compensation Table, but no other amounts shown in that table. The estimated credited years of service for the executive officers named in the Summary Compensation Table are: Mr. Broadhead, 7 years; Mr. Evanson, 3 years; Mr. Goldberg, 6 years; Mr. Coyle, 6 years; and Mr. Woody, 39 years. Amounts shown in the table reflect deductions to partially cover employer contributions to Social Security.

A supplemental retirement plan for Mr. Broadhead provides for a lump-sum retirement benefit equal to the then present value of a joint and survivor annuity providing annual payments to him equal to 61% to 65% of his average annual compensation for the three years prior to his retirement between age 62
(1998) and age 65 (2001) and to his surviving beneficiary of 37.5% of such average annual compensation, reduced by the then present value of the annual amount of payments to which he is entitled under all other pension and retirement plans of FPL Group and former employers. This benefit is further reduced by the then value of 96,800 shares of restricted Common Stock which vest as to 77,000 shares in 1998 and as to 19,800 shares in 2001. Upon a change in control of FPL Group (as defined below under "Employment Agreements"), the restrictions on the restricted stock lapse and the full retirement benefit becomes payable. Upon termination of Mr. Broadhead's employment agreement (also described below) without cause, the restrictions on the restricted stock lapse and he becomes fully vested under the supplemental retirement plan. Absent any such change of control or termination of employment, Mr. Broadhead will have no right to such shares of restricted stock, and there will be no payments under the supplemental retirement plan, unless he remains with the Corporation until at least age 62.

FPL's employment agreement with Mr. Goldberg, who retired March 1, 1996, provides for a retirement benefit which, together with the amount received by him pursuant to his former employer's deferred compensation program and retirement plan, equals the total post-retirement benefits he would have received if he had remained employed by such employer until age 65. A supplemental retirement plan for Mr. Coyle provides for benefits, upon retirement at age 62 or more, based on two times his credited years of service.

The Corporation sponsors a split-dollar life insurance plan for certain of its senior officers. Benefits under the split-dollar plan are provided by universal life insurance policies purchased by the Corporation. If the officer dies prior to retirement, the officer's beneficiaries generally receive two and one-half times the officer's annual salary at the time of death. If the officer dies after retirement, the officer's beneficiaries receive between 50% to 100% of the officer's final annual salary. Each officer is taxable on the insurance carrier's one year term rate for his or her life insurance coverage.

EMPLOYMENT AGREEMENTS

The Corporation has entered into an employment agreement with Mr. Broadhead for an initial term ending December 1997, with automatic one-year extensions thereafter unless either party elects not to extend. The agreement provides for a minimum base salary of $765,900 per year, subject to increases based upon corporate and individual performance and increases in cost-of-living indices, plus annual and long-term incentive compensation opportunities at least equal to those currently in effect. If the Corporation terminates Mr. Broadhead's employment without cause, he is entitled to receive a lump sum payment of two years' compensation. Compensation is measured by the then current base salary plus the average of the preceding two years' annual incentive awards. He would also be entitled to receive all amounts accrued under all performance share grants in progress, prorated for the year of termination and assuming achievement of the targeted award, and to full vesting of his benefits under his supplemental retirement plan.

The Corporation and certain of its subsidiaries have entered into employment agreements with certain officers, including the individuals named in the Summary Compensation Table (other than Mr. Goldberg), to become effective in the event of a change of control of the Corporation, which is defined as the acquisition of beneficial ownership of 20% of the voting power of the Corporation, certain changes in the Corporation's Board, or approval by the shareholders of the liquidation of the Corporation or of certain mergers or consolidations or of certain transfers of the Corporation's assets. These agreements are intended to assure the Corporation of the continued services of key officers. The agreements provide that each officer shall be employed by the Corporation or one of its subsidiaries in his or her then current position, with compensation and benefits at least equal to the then current base and incentive compensation and benefit levels, for an employment period of four and, in certain cases, five years after a change in control occurs.

In the event that the officer's employment is terminated (except for death, disability, or cause) or if the officer terminates his or her employment for good reason, as defined in the agreement, the officer is entitled to severance benefits in the form of a lump sum payment equal to the compensation due for the remainder of the employment period or for two years, whichever is longer. Such benefits would be based on the officer's then base salary plus an annual bonus at least equal to the average bonus for the two years preceding the change of control. The officer is also entitled to the maximum amount payable under all long-term incentive compensation grants outstanding, continued coverage under all employee benefit plans, supplemental retirement benefits, and reimbursement for any tax penalties incurred as a result of the severance payments.

PERFORMANCE GRAPH

The graph below compares the cumulative total returns, including reinvestment of dividends, of FPL Group Common Stock with the companies in the Standard & Poor's (S&P) 500 Index and the Dow Jones Electric Utilities Index (Dow Jones Electrics). The comparison covers the five years ended December 31, 1995, and is based on an assumed $100 investment on December 31, 1990, in each of the S&P 500 Index, the Dow Jones Electrics, and FPL Group Common Stock. The Dow Jones
Electrics is based on the performance of 45 electric and electric/gas combination utilities. It includes FPL Group as well as other utility holding companies with diversified operations.

                           [GRAPH]

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Upon the recommendation of the Audit Committee, the Board has selected Deloitte & Touche LLP, independent public accountants, to audit the accounts of FPL Group and its subsidiaries for the fiscal year ending December 31, 1996, and to perform such other services as may be required of them.

Representatives of Deloitte & Touche LLP will be present at the 1996 Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions raised at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION.

SHAREHOLDER PROPOSAL FOR CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS

John J. Gilbert, 29 East 64th Street, New York, New York 10021, as the owner of 50 shares of Common Stock, and Margaret R. and John J. Gilbert, as co-trustees under the will of Minnie D. Gilbert for 120 shares of Common Stock and under the will of Samuel Rosenthal for 200 shares of Common Stock, and both representing an additional family interest of 500 shares, and/or Kay Griffin, as the owner of 250 shares, have notified FPL Group that they will cause to be introduced from the floor at the Annual Meeting of Shareholders the following proposal:

    "RESOLVED: That the stockholders of FPL Group, Inc., assembled in annual meeting in person and by proxy, hereby request that the Board of Directors take the steps necessary to provide for cumulative voting in the election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more of them as he or she may see fit."

The shareholder proponents have submitted the following statement in support of their proposal:

    "Continued strong support along the lines we suggest were shown at the last annual meeting when 17%, 7,074 owners of 32,470,245 shares, were cast in favor of this proposal. The vote against included 7,416 unmarked proxies.

    A California law provides that all state pension holdings and state college funds invested in shares must be voted in favor of cumulative voting proposals, showing increasing recognition of the importance of this democratic means of electing directors.

    The National Bank Act provides for cumulative voting. In many cases companies get around it by forming holding companies without cumulative voting. Banking authorities have the right to question the capability of directors to be on banking boards. In many cases authorities come in after and say the director or directors were not qualified. We were delighted to see the SEC has finally taken action to prevent bad directors from being on boards of public companies. The SEC should have hearings to prevent such persons becoming directors before they harm investors.

    We think cumulative voting is the answer to find new directors for various committees. Some recommendations have been made to carry out the CERES 10 points. The 11th should be, in our opinion, having cumulative voting and ending staggered boards.

    Many successful corporations have cumulative voting. For example, Pennzoil defeated Texaco in that famous case. Ingersoll-Rand also having cumulative voting won two awards. FORTUNE magazine ranked it second in its industry as "America's Most Admired Corporations" and the WALL STREET TRANSCRIPT noted "on almost any criteria used to evaluate management, Ingersoll-Rand excels." In 1994 and 1995 they raised their dividend.

    Lockheed-Martin, as well as VWR Corporation now have a provision that if anyone has 40% of the shares cumulative voting applies, it applies at the latter company.

    In 1995 American Premier adopted cumulative voting. Allegheny Power System tried to take away cumulative voting, as well as put in a stagger system, and stockholders defeated it, showing stockholders are interested in their rights.

    The outrageous way the dividend was cut in the past with no investigation of the evident advance news leak, as well as the past Colonial Penn Insurance losses, should be enough proof of the need for cumulative voting.

    If you agree, please mark your proxy FOR; if disagreeing mark AGAINST. NOTE:
    PROXIES NOT MARKED WILL BE VOTED FOR THIS RESOLUTION."

Note: Mr. Gilbert incorrectly states that proxies not marked will be voted for the resolution. As explained on the first page of this proxy statement, proxies not marked will be voted against this proposal.

The affirmative vote of a majority of the total number of shares of Common Stock represented at the meeting and entitled to vote is required to approve the proposed shareholder resolution.

THE BOARD OF DIRECTORS OPPOSES CUMULATIVE VOTING FOR THE FOLLOWING REASONS:

The Board of Directors believes that directors should be chosen for their capacity and willingness to represent all shareholders, and that the present system of voting for directors provides the best assurance that the decisions of the directors will be made in the best interests of all the shareholders, rather than for the benefit of special interest groups.

Cumulative voting tends to produce directors beholden to the narrow interests of those who elect them, even though such interests may be adverse to the overall welfare of the Corporation and the shareholders as a whole. A board encumbered by such conflicting factions could impede the ability of the Corporation to arrive at decisions that represent the long-term interests of all shareholders and to react timely and decisively in critical situations. The factionalism caused by cumulative voting could also deter independent persons of standing and reputation from serving on the Board and reduce the sense of cooperation and mutual confidence which the Board presently maintains.

Neither Florida, the state in which FPL Group is incorporated, Delaware, the state in which most major publicly-owned corporations are incorporated, nor the Model Business Corporation Act, which reflects a consensus of the academic and practicing legal community, adopts cumulative voting. This is in accord with the Board's belief that the principle of majority rule is the appropriate one for the election of directors.

Mr. Gilbert submitted cumulative voting proposals at the Corporation's 1979, 1980, 1981, 1993, 1994 and 1995 Annual Meetings of Shareholders. In each instance the proposal was overwhelmingly defeated.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THIS PROPOSAL.

SHAREHOLDER PROPOSAL TO AMEND THE LONG TERM INCENTIVE PLAN

Roger C. and Virginia L. Zwieg, Trustees of the Roger C. Zwieg and Virginia L. Zwieg Trust, 9080 S.W. 213th Terrace, Dunnellon, Florida 34431, as owners of 2853 shares of Common Stock, have notified FPL Group that they will cause to be introduced from the floor at the Annual Meeting of Shareholders the following proposal:

    "The shareholders request that the Long Term Incentive Plan be modified so that under future executive compensation arrangements the value of stock and or cash paid under this plan shall not exceed $200,000 to any one executive in any calendar or fiscal year."

The shareholder proponents have submitted the following statement in support of their proposal:

    "Current executive compensation levels have grown at a rate greatly exceeding the growth rate of corporate profits, earnings per share, and total return to shareholders.

    Top executives are handsomely compensated with ample salaries, generous bonuses, and other compensation. In addition they receive liberal corporate perquisites and lavish retirement benefits.

    Long Term Incentive payments of up to $200,000 per year should adequately motivate senior executives to perform the services expected of them.

    We  recommend  a vote  "FOR" this  Modification of  the Long  Term Incentive
    Plan."

The affirmative vote of a majority of the total number of shares of Common Stock represented at the meeting and entitled to vote is required to approve the proposed shareholder resolution.

THE BOARD OF DIRECTORS OPPOSES AMENDING THE LONG TERM INCENTIVE PLAN FOR THE FOLLOWING REASONS:

A generally accepted principle of contemporary executive compensation practice is that a substantial portion of an executive officer's compensation should be dependent upon performance. The Zwiegs' proposal to limit payments under FPL Group's Long Term Incentive Plan to an arbitrary amount is completely at odds with this principle and therefore should be rejected.

Qualified and capable executive officers are essential to the success of FPL Group and to building value for its shareholders. In order to attract and retain such people, the Corporation must provide a competitive level of total compensation. To align the interests of executive officers with the interests of shareholders, the ability of executive officers to earn the targeted level of total compensation should be dependent upon the achievement of the Corporation's strategies and goals and meaningfully related to the total return to the shareholders.

The Compensation Committee of FPL Group's Board of Directors is comprised of seven independent directors. As more fully described in its report included in this proxy statement, the Compensation Committee determines a targeted level of total compensation for each executive officer based on a "comparator group" of companies, other industry data, and advice from independent consultants. It then allocates that targeted level of compensation among base salary (30% to 60%), annual incentive compensation (20% to 35%), and long-term incentive compensation (30% to 40%). The amount of annual incentive compensation and long-term incentive compensation an officer receives depends upon the achievement of corporate and individual goals. The more senior the officer, the greater the portion of compensation that is performance-based.

Given the necessity of providing competitive levels of total compensation for executive officers, arbitrarily limiting the amount of long-term incentive compensation as the Zwiegs propose would not result in a decrease in total compensation, but merely a decrease in the portion linked to long-term performance. It is difficult to see how this would be advantageous to the Corporation's shareholders.

One of the objectives of the Long Term Incentive Plan is to align the interests of executive officers with the interests of shareholders. This is accomplished not only by making payouts under the plan dependent upon long-term performance, but by making payouts (other than cash payments for income taxes) in the form of shares of FPL Group Common Stock which the officer is expected to retain throughout his or her employment by the Corporation. The Zwiegs' proposal would frustrate this objective by decreasing the amount of an officer's compensation and net worth that is dependent upon the long-term performance of the Corporation and the value of its Common Stock. Again, it is difficult to see how this would be advantageous to the Corporation's shareholders.

To summarize, the Zwiegs' proposal is contrary to sound executive compensation principles and practices and opposed to the best interests of shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THIS PROPOSAL.

SHAREHOLDER PROPOSALS

Proposals on matters appropriate for shareholder consideration consistent with the regulations of the Securities and Exchange Commission submitted by shareholders for inclusion in the proxy statement and form of proxy for the 1997 Annual Meeting of Shareholders must be received at FPL Group's principal executive offices on or before November 27, 1996. Such shareholder proposals may be mailed to Dennis P. Coyle, Secretary, FPL Group, Inc., 700 Universe Boulevard, Post Office Box 14000, Juno Beach, Florida 33408-0420.

GENERAL

The expense of soliciting proxies will be borne by FPL Group. Proxies will be solicited principally by mail, but directors, officers, and regular employees of FPL Group or its subsidiaries may solicit proxies personally or by telephone. FPL Group has retained Corporate Investor Communications, Inc. to assist in the solicitation of proxies, for which services it will be paid a fee of $7,500 plus out-of-pocket expenses. FPL Group will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy materials to beneficial owners.

OTHER BUSINESS

The Board of Directors does not know of any other business to be presented at the meeting and does not intend to bring before the meeting any matter other than the proposals described herein. However, if any other business should come before the meeting, or any adjournments thereof, the persons named in the accompanying proxy card will have discretionary authority to vote all proxies.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE RESPECTFULLY REQUESTED TO MARK, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY AT YOUR EARLIEST CONVENIENCE.

BY ORDER OF THE BOARD OF DIRECTORS.

DENNIS P. COYLE

SECRETARY
MARCH 25, 1996

                                  [LOGO]

                                                                March 25, 1996

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders to be held at 10:00 a.m. on Monday, May 13, 1996, at the PGA National Resort in Palm Beach Gardens, Florida. Detailed information as to the business to be transacted at the meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement.

Regardless of whether you plan to attend the meeting, it is important that your shares be voted. Accordingly, we ask that you sign and return your proxy as soon as possible in the envelope provided. If you do plan to attend the meeting, please mark the appropriate box on the proxy.

                                            Sincerely,

                                            /s/ JAMES L. BROADHEAD
                                            James L. Broadhead
                                            Chairman of the Board and
                                            Chief Executive Officer


                                DETACH HERE                              FPL 8


/X/ Please mark votes as in this example.


                      THE BOARD OF DIRECTORS RECOMMENDS
                       A VOTE "FOR" PROPOSALS 1 AND 2

                                             FOR      WITHHOLD
1. Election of Directors (see reverse).      / /         / /

______________________________________
For all nominees except as noted above
                                                                     ABSTAIN
2. Ratification of Auditors.                 / /         / /           / /

                      THE BOARD OF DIRECTORS RECOMMENDS
                      A VOTE "AGAINST" PROPOSALS 3 AND 4

                                             FOR       AGAINST       ABSTAIN
3. A shareholder proposal relating to        / /         / /           / /
   cumulative voting for the election
   of directors.

4. A shareholder proposal to amend           / /         / /           / /
   the Long Term Incentive Plan.

5. Such other business as may properly come before the meeting.

                Mark Here For Address Change  / /   Mark Here If You Plan  / /
                And Note At Left                    To Attend The Meeting

           When signing as attorney, executor, trustee, guardian, or corporate officer, please give title. For joint account, each joint owner should sign.

Signature:__________________ Date:___ Signature:_____________________ Date:___

                                DETACH HERE                              FPL 8

P                              FPL GROUP, INC.
R                               P.O. BOX 472
O                             BOSTON, MA 02104
X
Y
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints Dennis P. Coyle, Lawrence J. Kelleher, and Jack G. Milne, and each of them, with power of substitution, proxies of the undersigned, to vote all shares of Common Stock of FPL Group, Inc. that the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held May 13, 1996, and any adjournment or postponement thereof, upon the matters referred to on this proxy and, in their discretion, upon any other business that may come before the meeting.

       This Proxy when properly executed will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR proposals 1 and 2 and AGAINST proposals 3 and 4.

1. Election of Directors Nominees: H. Jesse Arnelle, Robert M. Beall, II, David Blumberg, James L. Broadhead, J. Hyatt Brown, Lynne V. Cheney, Armando
M. Codina, Marshall M. Criser, B. F. Dolan, Willard D. Dover, Paul J.
Evanson, Drew Lewis, Frederic V. Malek and Paul R. Tregurtha
                                                                   SEE REVERSE
                           (Sign on other side.)                       SIDE